Exhibit 4.15

ADDENDUM NUMBER 1 TO THE REORGANISATION AGREEMENT

entered into between

BEATRIX MINING VENTURES LIMITED
(Registration No 1946/020743/06)
(“Beatrix”)

DRIEFONTEIN CONSOLIDATED (PROPRIETARY) LIMITED
(Registration No 1993/002956/07)
(“Driefontein”)

KLOOF GOLD MINING COMPANY LIMITED
(Registration No 1964/004462/06)
(“Kloof ”)

GFL MINING SERVICES LIMITED
(Registration No 1997/019961/06)
(“GFLMS”)

GOLD FIELDS LIMITED
(Registration No 1968/004880/06)
(“GFL”)

and

GFI MINING SOUTH AFRICA LIMITED
(Registration No 2002/031431/06)
(“GFI-SA”)

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Addendum, unless the context clearly requires a different interpretation, the following words and phrases shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings —

1.1.1	“Addendum” means this addendum agreement;

1.1.2	“Bushbuck Ventures” means Bushbuck Ventures (Proprietary) Limited, Registration No 1973/009263/07;

1.1.3	“Bushbuck Ventures Loans” means any claims of whatsoever nature and howsoever arising held by GFL against Bushbuck Ventures as at the Effective Date;

1.1.4	“Bushbuck Ventures Shares” means the 950 ordinary shares with a par value of R1,00 (one Rand) each held by GFL in the issued share capital of Bushbuck Ventures, comprising 95% of the issued share capital of Bushbuck Ventures as at the Effective Date;

1.1.5	“Business” means the business of developing, designing, constructing, commissioning and operating a cut rose business unit for the purposes of propagating, growing, harvesting, marketing and selling roses exclusively for the export market;

1.1.6	“Gold Fields Trust” means Gold Fields Trust (Proprietary) Limited, Registration No 1982/004673/07;

1.1.7	“Gold Fields Trust Loans” means any claims of whatsoever nature and howsoever arising held by GFLMS against Gold Fields Trust as at the Effective Date;

1.1.8	“Gold Fields Trust Shares” means the 12 ordinary shares with a par value of R1,00 (one Rand) each held by GFLMS in the issued share capital of Gold Fields Trust, comprising 100% of the issued share capital of Gold Fields Trust as at the Effective Date;

1.1.9	“IDC” means Industrial Development Corporation of South Africa Limited, a public company duly incorporated according to the laws of the Republic of South Africa under registration number 1940/014201/06;

1.1.10	“Living Gold” means Living Gold (Proprietary) Limited, Registration No 2003/022892/07;

1.1.11	“Living Gold Loans” means any claims of whatsoever nature and howsoever arising held by GFLMS against Living Gold as at the Effective Date;

1.1.12	“Living Gold Shares” means the 60 ordinary shares with a par value of R1,00 (one Rand) each held by GFLMS in the issued share capital of Living Gold, comprising 60% of the issued share capital of Living Gold as at the Effective Date;

1.1.13	“Oryx Ventures” means Oryx Ventures (Proprietary) Limited, Registration No 1973/009216/07;

1.1.14	“Oryx Ventures Loans” means any claims of whatsoever nature and howsoever arising held by GFL against Oryx Ventures as at the Effective Date;

1.1.15	“Oryx Ventures Shares” means the 95 ordinary shares with a par value of R1,00 (one Rand) each held by GFL in the issued share capital of Oryx Ventures, comprising 95% of the issued share capital of Oryx Ventures as at the Effective Date;

1.1.16	“Reorganisation Agreement” means the reorganisation agreement entered into by the Parties;

1.1.17	“West Driefontein” means West Driefontein Gold Mining Company Limited, Registration No 1945/018602/06;

1.1.18	“West Driefontein Loans” means any claims of whatsoever nature and howsoever arising held by GFL against West Driefontein as at the Effective Date;

1.1.19	“West Driefontein Shares” means the 2 160 ordinary shares with a par value of R1,00 (one Rand) each held by GFL in the issued share capital of West Driefontein, comprising 100% of the issued share capital of West Driefontein as at the Effective Date.

1.2	Words and phrases defined in the Reorganisation Agreement shall bear the same meanings in this Addendum, except in so far as they are not defined in this Addendum.

2.	RECORDAL

It is recorded that —

2.1	the Parties entered into the Reorganisation Agreement on 25 July 2003;

2.2	the Parties wish to transfer the remainder of the South African gold mining businesses and related assets of Gold Fields and its Affiliates to GFI-SA, including the Bushbuck Ventures Loans and the Bushbuck Ventures Shares, the Gold Fields Trust Loans and the Gold Fields Trust Shares, the Living Gold Loans and the Living Gold Shares, the Oryx Ventures Loans and the Oryx Ventures Shares and the West Driefontein Loans and the West Driefontein Shares;

2.3	Living Gold conducts the Business as part of the sustainable development initiative of Gold Fields and its Affiliates in respect of its South African operations. Living Gold has an issued share capital R100,00 (one hundred Rand), divided into 100 (one hundred) ordinary shares with a par value of R1,00 (one Rand) each, and held as follows —

2.3.1	GFLMS:	the Living Gold Shares, representing 60% (sixty percent) of the issued share capital of Living Gold;

2.3.2	IDC:	40 ordinary shares with a par value of R1,00 (one Rand) each in the issued share capital of Living Gold, representing 40% (forty percent) of the issued share capital of Living Gold;

2.4	the Parties wish to amend the Reorganisation Agreement, subject to the terms and conditions set out in this Addendum.

3.	BUSHBUCK VENTURES

3.1	Sale and Cession

As one indivisible transaction —

3.1.1	GFL hereby sells to GFI-SA, which hereby purchases from GFL, the Bushbuck Ventures Shares; and

3.1.2	GFL hereby cedes to GFI-SA, which hereby accepts such cession from GFL, all of its right, title and interest in and to the Bushbuck Ventures Loans;

with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

3.2	Consideration and Settlement

3.2.1	The consideration payable by GFI-SA to GFL in respect of the Bushbuck Ventures Shares and the Bushbuck Ventures Loans shall be an amount equal to the book value of the Bushbuck Ventures Shares and the Bushbuck Ventures Loans as reflected in the GFL Accounts (“the Bushbuck Ventures Consideration”). The Bushbuck Ventures

Consideration shall be allocated as follows —

3.2.1.1	in respect of the Bushbuck Ventures Loans, an amount equal to the face value thereof as reflected in the GFL Accounts; and

3.2.1.2	in respect of the Bushbuck Ventures Shares, an amount equal to the balance of the Bushbuck Ventures Consideration.

3.2.2	The Bushbuck Ventures Consideration shall be settled on the Effective Date by way of GFI-SA issuing new GFI-SA ordinary shares to the value of the Bushbuck Ventures Consideration to GFL.

3.2.3	GFL shall procure the preparation of the GFL Accounts and delivery of a copy thereof to GFI-SA by no later than 10 (ten) Business Days after the Effective Date.

3.3	Closing

3.3.1	On the Effective Date, GFL shall deliver to GFI-SA, against compliance by GFI-SA of its obligations in terms of clause 3.2, the share certificates in respect of the Bushbuck Ventures Shares together with transfer forms in respect thereof duly completed and signed by GFL in accordance with the articles of association of Bushbuck Ventures, but blank as to transferee.

3.3.2	Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Bushbuck Ventures Shares and the Bushbuck Ventures Loans shall pass to GFI-SA with effect from the Effective Date.

3.4	Representations And Warranties

GFL represents and warrants that as at the date of signature hereof, the Bushbuck Ventures Shares and the Bushbuck Ventures Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFL shall be deemed to have repeated each such representation and warranty as at the Effective Date.

3.5	Indemnity

GFI-SA shall, with effect from the Effective Date, indemnify and hold GFL and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFL or any of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Bushbuck Ventures before or after the Effective Date.

4.	GOLD FIELDS TRUST

4.1	Sale and Cession

As one indivisible transaction —

4.1.1	GFLMS hereby sells to GFI-SA, which hereby purchases from GFLMS, the Gold Fields Trust Shares; and

4.1.2	GFLMS hereby cedes to GFI-SA, which hereby accepts such cession from GFLMS, all of its right, title and interest in and to the Gold Fields Trust Loans;

with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

4.2	Consideration and Settlement

4.2.1	The consideration payable by GFI-SA to GFLMS in respect of the Gold Fields Trust Shares and the Gold Fields Trust Loans shall be an amount equal to the book value of the Gold Fields Trust Shares and the Gold

Fields Trust Loans as reflected in the GFLMS Accounts (“the Gold Fields Trust Consideration”). The Gold Fields Trust Consideration shall be allocated as follows —

4.2.1.1	in respect of the Gold Fields Trust Loans, an amount equal to the face value thereof as reflected in the GFLMS Accounts; and

4.2.1.2	in respect of the Gold Fields Trust Shares, an amount equal to the balance of the Gold Fields Trust Consideration.

4.2.2	The Gold Fields Trust Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against GFI-SA in an amount equal to the Gold Fields Trust Consideration, which loan account shall be subject to the following terms and conditions —

4.2.2.1	it shall bear interest at the Prescribed Rate with effect from the Effective Date;

4.2.2.2	the interest shall, unless otherwise agreed between GFI-SA and GFLMS, be calculated and payable 6 (six) monthly in arrears;

4.2.2.3	subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 12 (twelve) months (or such shorter period as may be agreed between GFLMS and GFI-SA) written notice by either GFLMS or GFI-SA to the other of them, provided that in any event such loan account shall immediately become due and payable on the happening of any of the following —

4.2.2.3.1	the granting of an order, whether provisional or final, placing GFI-SA under liquidation or judicial management;

4.2.2.3.2	GFI-SA making a compromise offer in general to its creditors.

4.2.3	GFL and GFLMS shall procure the preparation of the GFLMS Accounts and delivery of a copy thereof to GFI-SA by no later than 10 (ten) Business Days after the Effective Date.

4.3	Closing

4.3.1	On the Effective Date, GFLMS shall deliver to GFI-SA, against compliance by GFI-SA of its obligations in terms of clause 4.2, the share certificates in respect of the Gold Fields Trust Shares together with transfer forms in respect thereof duly completed and signed by GFLMS in accordance with the articles of association of Gold Fields Trust, but blank as to transferee.

4.3.2	Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Gold Fields Trust Shares and the Gold Fields Trust Loans shall pass to GFI-SA with effect from the Effective Date.

4.4	Representations And Warranties

GFLMS represents and warrants that as at the date of signature hereof, the Gold Fields Trust Shares and the Gold Fields Trust Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

4.5	Indemnity

GFI-SA shall, with effect from the Effective Date, indemnify and hold GFLMS and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFLMS or any one of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Gold Fields Trust before or after the Effective Date.

5.	LIVING GOLD

5.1	Sale and Cession

As one indivisible transaction —

5.1.1	GFLMS hereby sells to GFI-SA, which hereby purchases from GFLMS, the Living Gold Shares; and

5.1.2	GFLMS hereby cedes to GFI-SA, which hereby accepts such cession from GFLMS, all of its right, title and interest in and to the Living Gold Loans;

with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

5.2	Consideration and Settlement

5.2.1	The consideration payable by GFI-SA to GFLMS in respect of the Living Gold Shares and the Living Gold Loans shall be an amount equal to the book value of the Living Gold Shares and the Living Gold Loans as reflected in the GFLMS Accounts (“the Living Gold Consideration”). The Living Gold Consideration shall be allocated as follows —

5.2.1.1	in respect of the Living Gold Loans, an amount equal to the face value thereof as reflected in the GFLMS Accounts; and

5.2.1.2	in respect of the Living Gold Shares, an amount equal to the balance of the Living Gold Consideration.

5.2.2	The Living Gold Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against GFI-SA in an amount equal to the Living Gold Consideration, which loan account shall be subject to the following terms and conditions —

5.2.2.1	it shall bear interest at the Prescribed Rate with effect from the Effective Date;

5.2.2.2	the interest shall, unless otherwise agreed between GFI-SA and GFLMS, be calculated and payable 6 (six) monthly in arrears;

5.2.2.3	subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 12 (twelve) months (or such shorter period as may be agreed between GFLMS and GFI-SA) written notice by either GFLMS or GFI-SA to the other of them, provided that in any event such loan account shall immediately become due and payable on the happening of any of the following —

5.2.2.3.1 the granting of an order, whether provisional or final, placing GFI-SA under liquidation or judicial management;

5.2.2.3.2 GFI-SA making a compromise offer in general to its creditors.

5.2.3	GFL and GFLMS shall procure the preparation of the GFLMS Accounts and delivery of a copy thereof to GFI-SA by no later than 10 (ten) Business Days after the Effective Date.

5.3	Closing

5.3.1	On the Effective Date, GFLMS shall deliver to GFI-SA, against compliance by GFI-SA of its obligations in terms of clause 5.2, the share certificates in respect of the Living Gold Shares together with transfer forms in respect thereof duly completed and signed by GFLMS in accordance with the articles of association of Living Gold, but blank as to transferee.

5.3.2	Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Living Gold Shares and the Living Gold Loans shall pass to GFI-SA with effect from the Effective Date.

5.4	Representations And Warranties

GFLMS represents and warrants that as at the date of signature hereof, the Living Gold Shares and the Living Gold Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

5.5	Indemnity

GFI-SA shall, with effect from the Effective Date, indemnify and hold GFLMS and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFLMS or any one of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Living Gold before or after the Effective Date.

6.	ORYX VENTURES

6.1	Sale and Cession

As one indivisible transaction —

6.1.1	GFL hereby sells to GFI-SA, which hereby purchases from GFL, the Oryx Ventures Shares; and

6.1.2	GFL hereby cedes to GFI-SA, which hereby accepts such cession from GFL, all of its right, title and interest in and to the Oryx Ventures Loans;

with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

6.2	Consideration and Settlement

6.2.1	The consideration payable by GFI-SA to GFL in respect of the Oryx Ventures Shares and the Oryx Ventures Loans shall be an amount equal to the book value of the Oryx Ventures Shares and the Oryx Ventures Loans as reflected in the GFL Accounts (“the Oryx Ventures Consideration”). The Oryx Ventures Consideration shall be allocated as follows —

6.2.1.1	in respect of the Oryx Ventures Loans, an amount equal to the face value thereof as reflected in the GFL Accounts; and

6.2.1.2	in respect of the Oryx Ventures Shares, an amount equal to the balance of the Oryx Ventures Consideration.

6.2.2	The Oryx Ventures Consideration shall be settled on the Effective Date by way of GFI-SA issuing new GFI-SA ordinary shares to the value of the Oryx Ventures Consideration to GFL.

6.2.3	GFL shall procure the preparation of the GFL Accounts and delivery of a copy thereof to GFI-SA by no later than 10 (ten) Business Days after the Effective Date.

6.3	Closing

6.3.1	On the Effective Date, GFL shall deliver to GFI-SA, against compliance by GFI-SA of its obligations in terms of clause 6.2, the share certificates in respect of the Oryx Ventures Shares together with transfer forms in respect thereof duly completed and signed by GFL in accordance with the articles of association of Oryx Ventures, but blank as to transferee.

6.3.2	Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Oryx Ventures Shares and the Oryx Ventures Loans shall pass to GFI-SA with effect from the Effective Date.

6.4	Representations And Warranties

GFL represents and warrants that as at the date of signature hereof, the Oryx Ventures Shares and the Oryx Ventures Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFL shall be deemed to have repeated each such representation and warranty as at the Effective Date.

6.5	Indemnity

GFI-SA shall, with effect from the Effective Date, indemnify and hold GFL and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFL or any of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Oryx Ventures before or after the Effective Date.

8.	WEST DRIEFONTEIN

8.1	Sale and Cession

As one indivisible transaction —

8.1	GFL hereby sells to GFI-SA, which hereby purchases from GFL, the West Driefontein Shares; and

8.2	GFL hereby cedes to GFI-SA, which hereby accepts such cession from GFL, all of its right, title and interest in and to the West Driefontein Loans;

with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

8.2	Consideration and Settlement

8.2.1	The consideration payable by GFI-SA to GFL in respect of the West Driefontein Shares and the West Driefontein Loans shall be an amount equal to the book value of the West Driefontein Shares and the West Driefontein Loans as reflected in the GFL Accounts (“the West Driefontein Consideration”). The West Driefontein Consideration shall be allocated as follows —

8.2.1.1	in respect of the West Driefontein Loans, an amount equal to the face value thereof as reflected in the GFL Accounts; and

8.2.1.2	in respect of the West Driefontein Shares, an amount equal to the balance of the West Driefontein Consideration.

8.2.2	The West Driefontein Consideration shall be settled on the Effective Date by way of GFI-SA issuing new GFI-SA ordinary shares to the value of the West Driefontein Consideration to GFL.

8.2.3	GFL shall procure the preparation of the GFL Accounts and delivery of a copy thereof to GFI-SA by no later than 10 (ten) Business Days after the Effective Date.

8.3	Closing

8.3.1	On the Effective Date, GFL shall deliver to GFI-SA, against compliance by GFI-SA of its obligations in terms of clause 8.2, the share certificates in respect of the West Driefontein Shares together with transfer forms in respect thereof duly completed and signed by GFL in accordance with the articles of association of West Driefontein, but blank as to transferee.

8.3.2	Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the West Driefontein Shares and the West Driefontein Loans shall pass to GFI-SA with effect from the Effective Date.

8.4	Representations And Warranties

GFL represents and warrants that as at the date of signature hereof, the West Driefontein Shares and the West Driefontein Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFL shall be deemed to have repeated each such representation and warranty as at the Effective Date.

8.5	Indemnity

GFI-SA shall, with effect from the Effective Date, indemnify and hold GFL and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFL or any of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of West Driefontein before or after the Effective Date.

9.	AMENDMENTS

The Parties wish to amend the Reorganisation Agreement by —

9.1	deleting clause 1.2.58 in its entirety and replacing it with the following clause —

“1.2.58 “SA Service Division Employees” means all employees of GFLMS who are employed exclusively and directly in respect of the SA Service Division, including MJ Prinsloo and BA Kluckow, but specifically excluding MJ Adan and T Fowler;”

9.2	deleting clause 1.2.65 in its entirety and replacing it with the following clause —

“1.2.65	“Shared Services Shares” means the 100 ordinary shares with a par value of R1,00 (one Rand) each held by GFLMS in the issued share capital of Shared Services, comprising 100% of the issued share capital of Shared Services as at the Effective Date;”

9.3	deleting clause 3.1.8 in its entirety and replacing it with the following clause —

“3.1.8	the obtaining of confirmation from the South African Revenue Service that the disposals and distributions contemplated in this Agreement fall within the ambit of Sections 43 and 45 of the Income Tax Act and Section 11(1)(e) of the VAT Act as well as a ruling in terms of section 11(a) of the Income Tax Act that the interest payable by GFI-SA in terms of this Agreement will be tax deductible by GFI-SA;”

9.3	replacing the notice period of 6 (six) months in clauses 5.3.3, 6.3.3, 7.3.3, 8.3.3, 9.1.3.3, 9.2.2.2.3, 9.3.2.2.3, 9.4.2.2.3 and 9.5.3.3 with a notice period of 12 (twelve) months;

9.5	replacing certain sections of Annexure “B” to the Reorganisation Agreement, which relates to freehold properties and real rights, held or owned by Beatrix in respect of the Beatrix Enterprise, with Annexure “A” hereto;

9.6	by adding “23 February 2004” as the annual pre-determined monthly date on which costs for GFL and its Affiliates will close in February 2004;

9.7	replacing certain sections of Annexure “G” to the Reorganisation Agreement, which relates to the surface rights permits, the real rights, the trading rights, the mineral rights and the mining leases, held or owned by Driefontein in respect of the Driefontein Enterprise, with Annexure “B” hereto;

9.8	replacing certain sections of Annexure “H” to the Reorganisation Agreement, which relates to the surface rights permits, the real rights, the trading rights, the mineral rights and the mining leases, held or owned by Kloof in respect of the Kloof Enterprise, with Annexure “C” hereto;

Save for the above amendments, all the remaining provisions of the Reorganisation Agreement shall continue to apply.

SIGNED at Parktown	on 12 February 2004.
For: BEATRIX MINING VENTURES LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.     _____________________

2.     _____________________

SIGNED at Parktown	on 12 February 2004.
For: DRIEFONTEIN CONSOLIDATED (PROPRIETARY) LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at Parktown	on 12 February 2004.
For: KLOOF GOLD MINING COMPANY LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at Parktown	on 12 February 2004.
For: GFL MINING SERVICES LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at Parktown	on 12 February 2004.
For: GOLD FIELDS LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at Parktown	on 12 February 2004.
For: GFI MINING SOUTH AFRICA LIMITED

DIRECTOR who warrants that he is duly authorised thereto

AS WITNESSES:

1.

2.

ANNEXURE “A”

BEATRIX MINERAL RIGHTS AND MINING LEASES

ANNEXURE “B4”

BEATRIX MINING VENTURES LIMITED
(BEATRIX MINES)
SERVITUDES
YEAR ENDING 30 JUNE 2003

REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	RIGHTS HELD	DIAGRAM
SHM/S2/01	K1461/1984S	Kalkoenkrans 225	Theunissen	2 (Beverley)	856.532	Servitude for a pipe line with related rights	Diagram SG No 972/1983
SHM/M2/02	K1755/1984S	Kalkoenkrans 225	Theunissen	RE1 (Irene)	626.8749	Servitude for a water pipe line with related rights	Diagram SG No 971/1983
SHM/S2/03	K232/1985S	Annex Glen Ross 562	Theunissen	3	93.1316	Servitude for a water pipe line	Diagram SG No 970/1983
SHM/S2/04	K1490/1984S	Stillewoning 703	Venlersburg	RE	592.4789	Servitude for a water pipe line	Diagram SG No 959/1983
SHM/S2/05	K1322/1984S	Jonkers Rust 72	Venlersburg	Farm	565.5395	Servitude for a water pipe line	Diagram SG No 968/1983
SHM/S2/06	K363/2000S	Rondehoek 200	Theunissen	Farm	142.7953	Servitude for a water pipe line	Diagram SG No 834/1988
SHM/S2/07	K364/2000S	Mooivlakte 199	Theunissen	RE	336.3729	Servitude for a water pipe line	Diagram SG No 833/1988
SHM/S2/08	K505/2000S	Mooivlakte 199	Theunissen	RE	336.3729	Servitude for a landing strip	Diagram SG No 266/1981
SHM/S2/09	K369/2000S	Rondenhoek 200	Theunissen	Farm	142.7953	Servitude for a landing strip	Diagram SG No 267/1981
SHM/S2/10	K368/2000S	Dicier 404	Theunissen	Farm	85.6532	Servitude for a right of way	Diagram SG No 1005/1991
SHM/S2/11	K367/2000S	Toulon 368	Theunissen	Farm	596.092	Servitude for a power and pipe line	Diagram SG No 745/1978
		Klein Palmlietkoil 407	Theunissen	RE	281.6872	Servitude for a power and pipe line	Diagram SG No 744/1978
SHM/S2/12	To be registered ito	St. Helena 42	Welkorn	1	853.5281	Servitude for water pipe line and Evaporation facilities	Diagram SG No 733/2003
	St. Helena Mine Sale	Viakplaats 125	Welkorn	5	245.1357		Diagram SG No 764/2003
				(Gertuida)	245.1358		Diagram SG No 765/2003
				4			Diagram SG No 1090/2003
				(Dorinkies)			Diagram SG No 1091/2003

1

ANNEXURE “B6”

BEATRIX MINING VENTURES LIMITED
(BEATRIX MINE)
FREEHOLD FARMS
YEAR ENDING 30 JUNE 2003

OPERATION	REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	EQ AREA (HA)	RIGHTS HELD	COMMENTS
4#	SHM/T1/01	T11487/1982	Palmietkuil 328	Theunissen	RE 1 (Mariana)	856.5320		Surface
Beatrix Mine	SHM/T1/04	T3478/14954	Katboschdraai 22	Welkom	1	144.6974		Surface	Evaporation system
4#	SHM/T1/05	T15185/1981	Kalkoenkrans 225	Thenissen	4	176.1319		Surface
			Palmlekuil 328	Theunissen	(Johannes)	428.2660		Surface
					6	428.2660		Surface
					(RE)
Beatrix Mine	SHM/T1/06	T111/1952	Wolvenpan 85	Welkom	1 (Waterbron)	358.2998		Surface	Evaporation system
Beatrix Mine	SHM/T1/07	T1115/1956	Rietpan 123	Welkom	1	92.5246		Surface	Evaporation System
Beatrix Mine	SHM/T1/08	T4796/1958	Wakjersvlei 133	Welkom	Farm	352.9192		Surface	Evaporation System
4#	SHM/T1/10	T16262/1992	Annex Glen Ross 562	Theunissen	9	0.7601		Surface
			Kalkoenkrans 225	Theunissen	RE 1 (Irene)	626.8749		Surface
Beatrix Mine	SHM/T1/15	T24032/2000	Leeuwburlt 52	Thaunissen	RE	1532.9778		Surface and all minerals
Beatrix Mine	SHM/T1/16	T22467/2000	Harmonie	Thaunissen	RE	808.1870		Surface and 215 share in all minerals
Beatrix Mine	SHM/T1/17	T23077/2000	Leeuwaarden 171	Theunissen	RE	83.2941		Surface
			Doomdeel 236	Theunissen	RE	282.9024		Surface
4#	SHM/T1/22	T23132/2001	Toulon 368	Theunissen	Farm	596.0920		Surface
4#	SHM/T1/23	T8547/2002	Helpmekaar 47	Theunissen	3	144.1193		Surface
			Kleinbegin 134	Theunissen	Farm	801		Surface
			Zondersorg 342	Theunissen	RE	8624		Surface
						366.6300
Beatrix Mine	SHM/T1/24	T19907/202	Leeuwfontelnwerft 51	Theunissen	Farm	17.7716		Surface
Beatrix Mine	SHM/T1/25	T10579/2002	Goedemoed 143	Theunissen	RE	186.2429		Surface
			Leeuwvlel 115	Theunissen	Re	58.6403		Surface
			Leeuwvlel 115	Theunissen	1 (Leeuwnek)	58.6403		Surface

2

ANNEXURE “B”

DRIEFONTEIN MINERAL RIGHTS AND MINING LEASES

ANNEXURE “B”

DRIEFONTEIN MINERAL RIGHTS AND MINING LEASES

DRIEFONTEIN CONSOLIDATED (PROPRIETARY) LIMITED
MINERAL RIGHTS
AS AT 2 OCTOBER 2003

OPERATION	REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	RIGHTS HELD	COMMENTS
	DCL/M1/01	K5824/1999RM	Oog van Windenfontein 110 IQ	Pofchefstroom	87	0.8565
			Viakplaats 112 IQ	Oberholzer	RE	674.8405
					MA2	27.6592		MA 8 (MA 3) = 5.8688 to Anglo Gold
			Drienfontein 113 IQ	Oberholzer	RE MA3	31.6420		MA 9 (MA4) = 1.8909 to AngloGold MA 11 (MA4) = 6.0681 to AngloGold
					RE MA4	216.6123

5

OPERATION	REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	RIGHTS HELD	COMMENTS
					MA 6	104.6481
			Oog van Elandsfontein 114IQ	Potchefstroom	RE MA 3	324.2559		MA 4 (MA30) = 10.3393 ha to AngloGold MA (MA3) = 24,8602 ha to AngloGold
			Kraalkop 147 IQ	Potchefstroom	MA3	128.4378
					MA5	48.6783
					MA7	29.2300
					MA9	54.3576
					MA11	22.8063
					MA13	4.9582
			Drienfontein 355 IQ	Oberholzer	MA2	143.3185
					MA4	48.8516
					MA6	51.7320		Diamond Rights in 1/60 share excluded
					MA8	54.5552
					MA9	189.9636
					MA10	199.9636

6

OPERATION	REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	RIGHTS HELD	COMMENTS
					MA11	40.3224
					MA16	22.7150
					MA17	7.2572
					RE	193.3404
					RE 2	214.4176
			Driefontein 355 IQ		RE 5	544.8973		Diamond Rights in 15/17 share in 628.0536 ha and all DI in balance, excluded share excluded
					5	25.696
					18	29.9786
			Leeuwpooort 356 IQ	Polchefstroom	MA 2	336.4164
					MA 4	289.6231
					MA 6	16.0685
					MA6	192.9108
					RE3	51.1164
					12	375.6177
					20	61.1164
					21	63.9601

7

OPERATION	REF	TITLE	FARM	DISTRICT	PORTION	AREA (HA)	RIGHTS HELD	COMMENTS
					22	1.4375
	DCL/M1/02	K5526/2000RM	Driefontein 113IQ	North West	Mineral Area 10 (MA1)	15.9393

8

DRIEFONTEIN CONSOLIDATED (PROPRIETARY) LIMITED
MINING LEASES
AS AT 2 OCTOBER 2003

				SKETCH PLAN		NO OF	RIGHTS
REF	TITLE	FARM	DISTRICT	(RMT NO)	EXTENT (HA)	CLAIMS	HELD	COMMENTS
DCI/M2/01	Cession of Mining Lease No. 12/99	Driefontein 113 IQ Oog van Elandsfontein 114 IQ Kraalkop 147 IQ Driefontein 355 IQ Leeuwpoort 356 IQ			256.0177 324.2559 288.4681 1835.6659 1402.0476			Mining Lease No 7/70 (Cession 8/70) MA11 Driefontein = 6,0681ha to Anglogold MA 5 Oog v Eland = 24,8602 ha -ditto-
		Driefontein 355 IQ		M32/83	29.9694			Mining Lease No 8/85
		Driefontein 113 IQ Driefontein 113 IQ Blyvooruitzicht 116 IQ Blyvooruitzicht 116 IQ			12.2025 2112.6464 3.3121 697.503	21 6		Mining Lease No. 400 (Cession 401) (Cession 12/851)
		Blyvooruitzicht 116 IQ		109	8.1056			Mining Lease No 578 (Cession 602)
		Blyvooruitzicht 116 IQ		1155	33.6514			Mining Lease No 592
		Blyvooruitzicht 116 IQ		105	3.1645			Mining Lease No 313 (Cession 599)
		Vlakplaats 112 IQ Driefontein 113 IQ			27.6592 104.6481			Mining Lease No 15/76 (Cession 12/85)
		Oog van Wonderfontein 110 IQ Vlakplaats 112 IQ Smalplaats 353 IQ Driefontein 355 IQ			984.4180			Mining Lease No 9/85

9

DRIEFONTEIN SURFACE RIGHT PERMITS

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
ELECTRIFIED MINE RAILWAY LINES	51/78	22/78
SHAFT EQUIPMENT AND PURPOSES INCIDENTAL THERETO WITH FENCING	134/78	463/77
UNDERGROUND ELECTRIC CABLE	170/78	237/78
WATER TANK WITH FENCING	156/78	217/78
WATER PIPE LINE	251/79	201/79
ELECTRIFIED MINE RAILWAY LINE	305/79	2240/79
UNDERGROUND ELECTRIC CABLES	310/79	243/79
EXTENSION TO RESIDENTIAL QUARTERS FOR BLACKS	380/779	242/79
MINE ROAD	5/81	319/80
OPEN STORM WATER DRAIN WITH FENCING	22/81	11/81
EXTENSION TO SHAFT EQUIPMENT AND PURPOSES INCIDENTAL THERETO WITH FENCING	110/81	91/81
WATER PIPE LINE	196/81	124/81
WATER PIPE LINE, ROUTE 1 METRE WIDE	53/82	217/81
RESIDENTIAL QUARTERS WITH INCIDENTAL AMENITIES FOR BLACKS WITH FENCING	52/83	50/83
EXTENSION TO MINE NURSERY WITH FENCING	92/84	84/84
MINE ROAD WITH FENCING	96/84	10/84

1

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
WATER PIPE LINE	75/84	28/83
COVERED WALKWAYS WITH FENCING	19/85	56/84
MINE ROAD WITH FENCING	28/85	15/85
SHAFT EQUIPMENT AND PURPOSES INCIDENTAL THERETO WITH FENCING	63/85	104/85
MINE ROAD WITH FENCING	61/85	83/85
SHAFT EQUIPMENT WITH FENCING	74/85	99/85
RECREATION FOR WHITES WITH FENCING AND WATER PIPE LINE WITH FENCING	95/85	61/85
WATER TANK AND UNDERGROUND WATER PIPE LINE WITH FENCING	97/85	180/85
MINE SECURITY BUILDINGS AND SHOOTING RANGE WITH FENCING	107/85	101/85
MINE ROAD UNDERGROUND ELECTRIC CABLE, WATER AND COMPRESSED AIR PIPE LINES WITH FENCING	73/85	111/85
SPORTS FIELDS AND SPORTING AMENITIES FOR BLACKS WITH FENCING	117/85	102/85
RESERVOIR, WATER PIPE LINE AND BURIED TELEPHONE AND ELECTRIC CABLES WITH FENCING	113/85	149/85
WATER AND COMPRESSED AIR PIPE LINES WITH FENCING	27/86	150/85
ACCESS ROAD WITH FENCING	48/86	27/86
OVERHEAD COMMUNICATION LINE AND RADIO MAST WITH FENCING	54/86	131/85

2

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
EXTENSION TO RESIDENTIAL QUARTERS FOR WHITES WITH FENCING	55/86	24/86
EXPLOSIVE DESTRUCTION SITE WITH FENCING	73/86	48/86
WASTE ROCK DUMP WITH FENCING	7/86	114/86
WATER PIPE LINE BURIED TELEPHONE AND ELECTRIC CABLES WITH FENCING	111/86	59/86
WATER TANK WITH FENCING	114/87	27/87
REFRIGERATION PLANT WITH FENCING	27/88	2/88
EXPLOSIVE DESTRUCTION SITE WITH FENCING	105/88	118/88
EXTENSION TO RESIDENTIAL QUARTERS FOR BLACKS WITH FENCING	122/88	7/87
A CONCRETE BATCHING PLANT WITH FENCING	34/89	188/88
WASTE ROCK AND TAILINGS TREATMENT; PLANT WITH FENCING	59/89	215/88
ROCK DUMP WITH FENCING	107/89	40/89
WALKWAY	46/90	54/90
SEWER PLANT WITH FENCING	48/90	22/90
SHAFT EQUIPMENT AND PURPOSES INCIDENTAL THERETO WITH FENCING	52/90	71/90
MINE ROAD WITH FENCING	147/90	129/90
EXTENSION TO SHAFT EQUIPMENT AREA AND PURPOSES INCIDENTAL THERETO WITH FENCING	168/90	151/90

3

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
STOREYARD WITH FENCING	130/92	93/92
EXTENSION TO SHAFT EQUIPMENT AREA AND PURPOSES INCIDENTAL THERETO WITH FENCING	109/91	41/91
HELIPORT WITH FENCING	124/91	104/88
MINE RAILWAY LINE	105/91	42/91
WATER PIPE LINE	112/91	94/91
RESIDENTIAL QUARTERS INCLUDING AMENITIES WITH FENCING	55/92	57/79
EXTENSION TO RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	56/92	164/80
RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	57/92	35/80
RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	58/92	127/78
RESIDENTIAL QUARTERS WITH FENCING	59/92	310/76
EXTENSION TO RESIDENTIAL QUARTERS WITH FENCING	62/92	182/71
MARRIED QUARTERS WITH FENCING	64/92	259
EXPLOSIVE DESTRUCTION SITE WITH FENCING	44/92	3/92
EXTENSION TO MARRIED QUARTERS WITH FENCING	78/92	267
RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	77/92	204/71
RESIDENTIAL QUARTERS INCLUDING AMENITIES WITH FENCING	81/92	132/72

4

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
RESIDENTIAL QUARTERS WITH FENCING	82/92	179/75
EXTENSION TO BANTU RESIDENTIAL QUARTERS WITH FENCING	74/74	104/74
EXTENSION TO RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	72/92	163/77
EXTENSION TO RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	84/92	21/79
ACCESS ROAD, SEWER PIPES, WATER PIPE, UNDERGROUND ELECTRICAL AND TELEPHONE CABLES AND SEWERAGE PLANT WITH FENCING	148/92	101/92
RESIDENTIAL QUARTERS INCLUDING AMENITIES WITH FENCING	40/93	49/78
EXTENSION TO SHAFT EQUIPMENT AREA WITH FENCING	67/93	66/93
WATER PIPE LINES AND SLIMES PIPE LINES	119/93	117/93
SHAFT EQUIPMENT WITH FENCING	10/94	3/94
DRIVING SCHOOL WITH FENCING	33/94	125/92
SLIMES PIPE LINE AND CAVES ENTRANCE WITH FENCING	C53/65	785
SLIMES PIPE LINES	C15/66	838
EXTENSION TO SHAFT EQUIPMENT, SIDING AND MARSHALLING YARD WITH FENCING SUB STATION WITH FENCING	C18/66	841
EXTENSION TO BANTU COMPOUND WITH FENCING	C22/66	805

5

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
UNDERGROUND ELECTRIC CABLES AND SEWER PIPE LINES	C28/66	836
MINE ROAD	C24/67	894
2X8” DIAMETER SLIMES PIPE LINES AND UNDERGROUND ELECTRIC CABLE 30 DIAMETER DOLOMITIC WATER DISPOSAL PIPE LINE	C27/67	895
WATER TANK WITH FENCING AND 6 INCH WATER PIPE LINE	C33/67	906
TRAINING CENTRE LABORATORIES AND ASSAY OFFICE WITH FENCING	137/75	184/75
EXTENSION TO BANTU SPORTS GROUND WITH FENCING	12/71	76/70
WATER PIPE LINES	7/72	188/71
MINE ROAD, UNDERGROUND SEWAGE DISPOSAL PIPE LINE AND UNDERGROUND ELECTRIC CABLE	7/73	139/72
EXTENSION TO SHAFT EQUIPMENT AREA	119/75	137/75
UNDERGROUND ELECTRIC CABLE	178/76	311/76
UNDERGROUND SLIMES PIPE LINES	179/76	314/76
BANTU CHURCH	30/77	300/75
UNDERGROUND ELECTRIC CABLE	143/79	78/79
EXTENSION TO REDUCTION WORKS WITH FENCING	255/79	205/79
PARKING WITH FENCING	122/80	167/80
MINE ROAD AND LOADING ZONE WITH FENCING	31/82	159/81
MINE ROAD AND TELEPHONE CABLES WATER AND COMPRESSED AIR PIPE LINES WITH FENCING	123/88	176/88

6

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
EXPLOSIVES DESTRUCTION SITE WITH FENCING	220/89	114/89
PARKING WITH FENCING	398/89	332/89
ACCESS ROAD	234/90	234/90
SEWER PIPE LINE	290/90	276/90
MINE ROAD	217/91	201/91
EXTENSION TO ROCK DUMP WITH FENCING	218/91	202/91
EXTENSION TO RESIDENTIAL FENCING WITH FENCING	60/92	718
RESIDENTIAL QUARTERS	61/92	232/71
RESIDENTIAL QUARTERS	63/92	258
MARRIED QUARTERS WITH FENCING	80/92	426
LIQUOR OUTLET WITH FENCING	150/92	103/92
MINE ROAD AND WATER FURROW AND EVAPORATION DAM WITH FENCING	56/94	34/94
SLIMES DAM WITH FENCING	C18/51	164
EXTENSION TO SLIMES DAM WITH FENCING	C12/53	210
STORE YARDS WITH FENCING	C17/54	241
SHAFT EQUIPMENT AND TIMBER TREATMENT PLANT	C1/55	250
ASSISTANT COMPOUND MANAGER’S; RESIDENCE WITH FENCING	C14	251
SHAFT EQUIPMENT AND FENCING	C25/56	305
SHAFT EQUIPMENT	C3/59	402

7

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
RAILWAY SIDING	C4/59	388
EXTENSION TO COMPRESSOR HOUSE AND COOLING POND WITH FENCING	C14/59	386
RAILWAY SIDING	C35/59	442
ELECTRIFIED RAILWAY LINE	C35/59	452
MINE ROADS	C7/60	437
MINE ROADS	C8/60	443
NATIVE SPORTS FIELD WITH FENCING	C23/60	422
ROCK DUMP	C24/60	480
EXTENSION TO STORE YARD WITH FENCING	C28/60	479
MINE PERSONNEL VEHICLE PARKING PLACES	C38/60	484
MINE PERSONNEL VEHICLE PARKING PLACES	C22/61	481
EXTENSION TO SHAFT EQUIPMENT	C26/61	572
ROCK DUMP	C30/61	576
BANTU SPORTS GROUND WITH FENCING	C47/62	597
AREA FOR ROCK DUMP, COMPRESSED AIR PIPE LINE	C29/63	705
WASTE ROCK DUMP WITH FENCING	C40/63	724
REDUCTION WORKS WITH FENCING	C44/63	722
6 INCH WATER PIPE LINE, STEADY HEAD TANK WITH FENCING, SUB STATION WITH FENCING	C52/64	759
ACCESS ROADS AND GARDENS WITH FENCING	C55/64	768

8

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
SUB STATION WITH FENCING AREA FOR ACCESS ROAD, CONVEYOR BELT, 2 X ELECTRIFIED RAILWAY LINES	C14/65	767
6 INCH DIAMETER PIPE LINE
8 INCH DIAMETER PIPE LINE
9 INCH DIAMETER PIPE LINE
6 INCH DIAMETER PIPE LINE	C16/65	771
ROCK DUMP	C29/61	573
AREA FOR PRIMARY CRUSHING PLANT AND RAILWAY SPUR TO TRANSFER ORE BINS WITH FENCING	C18/65	769
AREA FOR SHAFT EQUIPMENT WITH FENCING	70/69	24/69
PUMPING STATION WITH FENCING, SUB STATION, UNDERGROUND ELECTRIC CABLES, WATER PIPE LINE AND SERVICE ROAD	39/70	129/69
MINE WATER DISPOSAL CANAL AND SERVICE ROAD WITH FENCING	148/70	36/70
WASTE ROCK DUMP	103/71	152/71
WASTE ROCK DUMP	104/71	154/71
EXPLOSIVES MAGAZINE WITH FENCING	122/71	98/70
ROUTE FOR MINE ROAD, WATER PIPES, AIR PIPES, CABLE TRACKS, MINE TELEPHONE LINES AND WATER DISPOSAL CANAL	122/71	98/70
ROUTE FOR MINE ROAD, WATER PIPES AND UNDERGROUND ELECTRIC CABLE	122/71	98/70

9

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
SLIMES DAM WITH FENCING	72/72	153/71
SHAFT EQUIPMENT WITH FENCING	104/72	98/72
AREA FOR SHAFT EQUIPMENT, WORKSHOPS, STORES, REDUCTION WORKS, OFFICES, BANTU STORES, REDUCTION WORK, OFFICES, BANTU TRAINING CENTRE, MINE ROADS AND SALVAGE YARD WITH FENCING	96/72	235/71
MINE ROAD AND MINE TELEPHONE LINE	157/72	114/72
SEWAGE PURIFICATION PLANT WITH FENCING	165/72	115/72
MINE ROADS, PIPES, CABLES AND TRACKS	166/72	113/72
MINE OFFICES WITH FENCING	36/73	12/73
NURSERY WITH FENCING	43/74	34/72
MINE WATER TANK WITH FENCING	42/74	36/74
WATER PIPES, SLIMES AND UNDERGROUND ELECTRIC CABLES	41/74	35/74
UNDERGROUND SEWER PIPE LINE	54/74	32/74
RAILWAY SIDING WITH FENCING	97/74	76/73
MINE WATER TANK WITH FENCING	119/74	220/74
MINE ROAD, WATER PIPES, CABLE TRACKS AND MINE TELEPHONE LINES	134/74	228/74
UNDERGROUND SEWER PIPE LINE	2/75	230/74
WATER PIPE LINE AND UNDERGROUND ELECTRIC CABLE	46/75	45/75
EXTENSION TO WASTE ROCK DUMP WITH FENCING	45/75	44/75

10

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
UNDERGROUND ELECTRIC CABLE	65/75	244/74
UNDERGROUND SEWAGE EFFLUENT WATER RETURN PIPE LINES	90/75	231/74
MINE ROAD AND UNDERGROUND ELECTRIC CABLES	94/75	117/75
MINE ROAD	95/75	116/76
EXTENSION TO WASTE ROCK DUMP	118/75	140/75
UNDERGROUND SEWAGE EFFLUENT DISPOSAL PIPE LINE	232/75	40/73
CONVEYOR BELT WITH FENCING	176/76	306/76
SECURITY OFFICES, PISTOL RANGE AND KENNELS, WITH FENCING	20/77	343/76
EXTENSION TO SLIMES DAM, WITH FENCING	144/77	105/77
SLIMES DAM WITH FENCING	246/77	140/77
EXTENSION TO EUROPEAN RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	55/77	21/79
ELECTRIFIED MINE RAILWAY LINE AND MARSHALLING YARD	26/79	175/78
ELECTRIFIED MINE RAILWAY LINE AND MARSHALLING YARD	25/79	4/77
EUROPEAN RESIDENTIAL QUARTERS INCLUDING INCIDENTAL AMENITIES WITH FENCING	133/79
CHURCH FOR BLACK MINE EMPLOYEES WITH FENCING	102/79	2/79
SHAFT EQUIPMENT WITH FENCING	256/79	156/79
SPORTS FIELDS FOR WHITES INCLUDING INCIDENTAL AMENITIES WITH FENCING	27/80	41/80

11

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
UNDERGROUND SEWER PIPE LINES	40/80	59/80
MINE ROAD, BURIED TELEPHONE AND BURIED ELECTRIC CABLES WITH FENCING	60/80	28/80
EXTENSION TO RESIDENTIAL QUARTERS FOR WHITES INCLUDING INCIDENTAL AMENITIES WITH FENCING	43/81	165/80
WATER PIPE LINES, BURIED TELEPHONE AND ELECTRIC CABLES AND WATER STORAGE TANK WITH FENCING	5/82	3/80
EXPLOSIVES MAGAZINE WITH FENCING	C2054	239
SHAFT EQUIPMENT AREA WITH FENCING	C24/56	302
BULK FUSE STORE WITH FENCING	C24/59	385
MINE NATIVE POLICE BARRACKS WITH FENCING	C2/60	268
EXTENSION TO EXPLOSIVES MAGAZINE WITH FENCING	C2/60	268
MINE ROAD 50 FT WIDE	C13/60	467
MINE ROAD	C62/61	370
EXTENSION TO SLIMES DAM WITH FENCING	C39/62
BANTU HOSPITAL WITH FENCING	C16/64	723
WATER PIPE LINES AND PUMP HOUSE WITH FENCING	C45/64	745
WATER PIPE LINE, EXTENSION TO SHAFT EQUIPMENT AREA WITH FENCING AND AREA FOR SUBSTATION WITH FENCING AREA FOR SUBSTATION WITH FENCING	C52/64	760

12

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
SEWER PIPE LINES		738
AREA FOR A WASTE ROCK DUMP WITH FENCING	C7/65	766
RESERVOIR WITH FENCING. 10 INCH DIAMETER WATER PIPE LINE AND 10 INCH DIAMETER COMPRESSED AIR PIPE LINE	C1/65	775
SLIMES PIPE LINE	C13/65	784
EXTENSION TO EXPLOSIVES MAGAZINE AREA WITH 7 FENCING	C42/65	824
MINE ROAD 50 FT WIDE	C36/67	893
BANTU SOCCER FIELD WITH FENCING	55/70	103/69
SLIMES DAM WITH FENCING	10070	51/70
MINE ROAD, BANTU RESIDENTIAL QUARTER WITH FENCING, WATER PIPE LINE, SEWER LINE AND UNDERGROUND ELECTRIC CABLES	17/71	101/69
RESIDUE AND RETURN SOLUTION PIPE LINES AND UNDERGROUND ELECTRIC CABLE	93/71	33/71
SEWAGE DISPOSAL PIPE LINES	107/71	155/71
CANALS AND ACCESS ROADS WITH FENCING, SUB SURFACE CANAL ROUTE, SLUICE GATES AREA WITH FENCING AND CANAL ROUTE	127/71	34/70
URANIUM PLANT WITH FENCING	142/71	151/71
WATER PIPE LINE AND SEWER PIPE LINE	151/71	181/71
STONE CRUSHING PLANT	10/73	246/71

13

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
ROCK DUMP	62/63	54/73
MINE ROAD	74/73	44/72
MILL WASTE ROCK CONVEYOR WITH FENCING	53/74	14/74
MILL WASTE ROCK CONVEYOR WITH FENCING	100/74	113/74
EXTENSION TO WASTE ROCK DUMP	148/75	182/75
UNDERGROUND ELECTRIC CABLE	202/75	294/75
WASTE ROCK CONVEYOR, WITH FENCING	201/75	198/77
ROCK DUMP	5/78	467/77
COMPRESSED AIR COLUMN	27/78	1/78
ACCESS ROAD	152/78	96/78

14

ANNEXURE “C”

KLOOF MINERAL RIGHTS AND MINING LEASES

KLOOF SURFACE RIGHT PERMITS

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
SLIMES DAM NO. 1 W/F	145/68	070/68
U/G ELECTRIC CABLE (EXPLOSIVES MAGAZINE)	183/68	080/68
EXPLOSIVE MAGAZINE W/F	57/69	097/68
ACCLIMATIZATION AND TRAINING CENTRE W/F	185/68	099/68
STORAGE OF MINE MATERIAL (SECOND HAND STORE) W/F	184/68	0100/68
STORAGE OF MINE MATERIAL (STORE YARD) W/F	151/68	0101/68
WORKSHOPS W/F	202/68	0102/68
TIMBER YARD W/F	29/71	0103/68
SHAFT EQUIPMENT W/F	95/69	0104/68
REDUCTION WORKS W/F	31/71	0105/68
COMPOUND (BANTU) W/F	125/69	0106/68
BANTU RECREATION W/F	115/70	0107/68
BANTU MARRIED QUARTERS W/F	127/70	0108/68
PIPELINES, ELECTRIC CABLES AND SERVICE ROAD (2 SLIMES DAMS NO. 1)	165/68	0109/68
MINE ROAD (2 KLOOF TOWNSHIP, AYR ROAD)	5/69	0110/68
EUROPEAN RECREATION W/F	11/69	0111/68
MINE ROAD (XEX PROVINCIAL ROAD NO.671 TO NO.1 SHAFT) W/F	51/69	0112/68
SLIMES DAM NO. 3 W/F (AMENDED)	124/69	0113/68
SLIMES DAM NO. 2	118/80	0144/68
EUROPEAN RESIDENTIAL AREA W/F	119/71	0115/68
PURIFICATION WORKS W/F	74/69	0117/68
WASTE ROCK DUMP	30/71	0118/68
PIPELINES, ELECTRIC CABLES AND SERVICE ROAD (2 LEEUDOORN) S.O.G. 50’ WIDE	216/68	0133/68
WATER PIPE LINE AND RESERVOIR	132/70	0134/68
PIPE LINES, ELECTRIC CABLES AND SERVICE ROADS (LEEUDOORN)	90/70	0173/68
AREA FOR EUROPEAN TRAINING CENTRE	134/71	0209/71
AREA FOR MINE POLICE OFFICES W/F	146/71	0210/71
AREA FOR EXPLOSIVE DESTRUCTION SITE W/F	131/71	0215/71
AREA FOR MINE OFFICE W/F	178/72	0255/71
AREA FOR RIFFLE RANGE W/F	3/72	0256/71
ROUTES FOR WATER PIPELINE AND BURIED ELEC CABLES TOWARDS	30/73	088/72
BURIED ELEC AND TEL CABLES (MAG 2 SLIMES DAM)	139/75	0124/74
AREA FOR AGRICULTURE (KLOOF TOWNSHIP)	53/75	0182/74
AREA FOR AGRICULTURE (CEMETARY)	132/75	0194/74
WATER PIPE LINE (PURIFICATION WORKS)	78/75	0238/74

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
SHAFT EQUIPMENT AREA (WITH FENCING) NO. 3 SHAFT	8/76	031/76
U/G SEWER PIPE LINE, MINE ROAD NO. 3 SHAFT	20/79	04/79
AREA FOR MINE ROAD NO. 3 SHAFT AREA	280/79	0215/79
COMPRESSED AIR COLUMN 2/3 SHAFT	150/80	0214/79
SHAFT EQUIPMENT AREA (NO. 4 SHAFT)	95/88	0142/88
ACCESS ROAD TO NO. 4 VENTILATION SHAFT	58/86	071/85
AREA FOR WASTE ROCK DUMP (NO. 4 SHAFT)	90/86	062/86
MINE PUMP STATION	146/88	0128/68
AREA FOR BLACK RECREATION	25/90	05/90
RESIDENTIAL AREA (3 SHAFT)	15/90	02/90
ROAD, ELECTRIC CABLES AND WATER PIPE LINE	76/90	0319/89
RESIDENTIAL QUARTER FOR MARRIED BLACKS	13/88	0251/86
EXPLOSIVE MAGAZINE AND ACCESS ROAD	376/89	0302/89
WATER RESERVOIRS	13/85	039/85
WATER PIPE LINES	112/87	0230/86
AREA FOR SHAFT EQUIPMENT	256/89	044/89
AREA FOR TRAINING CENTER	111/90	085/90
AREA FOR MINE OFFICES	4/90	0309/89
AREA FOR SHAFT EQUIPMENT	14/85	040/85
HOSTILE FOR BLACKS	19/87	0244/86
ACCESS ROAD	164/92	0116/92
SHAFT EQUIPMENT, OFFICES, STORE YARD AND WORK SHOPS WITH FENCING	113/92	066/92
AREA FOR ROADWAY, STORM WATER DRAIN, ETC.	142/87	012/87
AREA FOR SEWERAGE TREATMENT AND RECLAMATION PLANT	103/91	083/91
AREA FOR SLIMES DAM	124/69	0338/90
REDUCTION PLANT	93/91	08/91
WASTE AND ROCK DUMP	337/90	0340/90
STRIP OF GROUND 50 CAPE FEET WIDE FOR PIPE LINES, ELECTRIC CABLES AND A SERVICE ROAD WITH FENCING	216/68	0133/68
SLIMES DAM WITH FENCING	336/90	0338/90
ACCESS ROAD, UNDERGROUND ELECTRIC CABLES AND WATER PIPE LINES WITH FENCING	164/92	0116/92
RESIDENTIAL AND RECREATION	A132/38	3221
SITE FOR MANAGERS HOUSE	A171/38	3216
STEADY HEAD TANK AND PIPE LINE	A192/38	952
HOSPITAL	A68/39	3410
CEMETARY	A181/39	3415
NO. 1 SHAFT EQUIPMENT AREA	A197/39	3422
MINE WORKSHOPS	A198/39	3421
WATER PIPE LINE	A209/39	959

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
NO. 2 SHAFT EQUIPMENT AREA	A38/40	3423
MINE OFFICES AND SINGLE QUARTERS	A55/40	3440
WATER PIPE LINES AND BOOSTER PUMP	A110/40	960
COMPRESSED AIR PIPELINE AND SEWERAGE PIPELINE	A206/41	970
OVERHEAD POWER LINES AND CABLES	A207/41	968
WATER PIPELINES	A208/41	971
OVERHEAD MINE TELEPHONE LINES AND CABLES	A239/41	969
NO. 2 SHAFT ADDITIONAL SHAFT EQUIPMENT AREA	A51/43	3647
UNDERGROUND ELECTRIC CABLE	A52/43	3647
NO. 1 SHAFT ADDITIONAL EQUIPMENT AREA	A171/43	3645
REDUCTION WORKS	A63/47	3893
RAILWAY TRACK AND SIDINGS	A158/48	991
SEWERAGE PIPE LINE	A122/49	999
RAILWAY LINE	A27/51	129
SEWERAGE PIPE LINE	A29/52	4502
SEWERAGE PIPE LINE	A55/52	1368
UNDERGROUND ELECTRIC CABLE	A98/52	1385
NO. 1 SHAFT ROCK DUMPING	A92/42	3632
ROCK CRUSHING AND DUMPING	A131/52	4518
ADDITIONAL RECREATION AREA	A144/52	4514
TRANSFORMER HOUSE AND MINE ROADS	A50/55	4754
MINE ROAD	C34/56	314
PIPE LINES AND UNDERGROUND ELECTRIC CABLE	A92/56	1589
H/WATT SHAFT EQUIPMENT, ROCK DUMPING, TEMP, EXPLOSIVES	C4/57	313
MINE ROAD	A16/57	4794
PIPE LINES AND UNDERGROUND ELECTRIC CABLES	A19/57	1588
BOOSTER PUMP STATION, PIPE LINES AND ELECTRIC CABLES	A24/57	1587
POLICE BARRACKS	A36/58	4517
MINE RAILWYS-2 SHAFT TO H/WATT	A57/58	1704
WALKWAY	A57/60	1716
MINE RAILWAY-H/WATT	A40/61	391
SHAFT EQUIPMENT AND COMPRESSED AIR	A83/61	5205
EXPLOSIVES DESTRUCTION	C58/62	669
SLIMES DAM	A89/64	5453
WATER PIPE LINE AND UNDERGROUND ELECTRIC CABLE	A31/65	2007
STOCKPILING ORE	A6/66	5470
MINE WATER RESERVOIR	A57/66	2017
LIBANON TRANSPORT	121/70	02/69
EXPLOSIVE DESTRUCTION SITE	2/71	041/70
ROCK CRUSHING AND RAILWAY	21/72	029/71
SLIMES DAMS	57/84	0107/82

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
NO. 4 SHAFT EQUIPMENT AREA	98/87	08/83
HOSTEL, MARRIED QUARTERS AND RECREATION	173/89	151/86
UNDERGROUND ELECTRIC CABLE	A53/66	5475
COMPRESSED AIR PIPE	177/92	0134/92
WATER PIPE LINES	155/92	0104/92
COMPRESSED AIR PIPE LINE AND SEWER PIPE LINES AND EXTENSION TO HOSPITAL	6/95	09/95
RECREATION WITH FENCING, WATER PIPE LINE AND UNDERGROUND ELECTRIC CABLE	171/92	0135/92
BACKFILL, MINE WATER AND COMPRESSED AIR PIPES	173/92	0126/92
COVERED WALKWAY, COVERED CONVEYER BELT AND UNDERGROUND ELECTRIC CABLE	165/92	0120/92D
UNDERGROUND ELECTRIC CABLES AND TRANSFORMER	A15/41	962
STEADY HEAD TANK	A17/42	3601
PIPE LINES AND UNDERGROUND ELECTRIC CABLES	A91/41	3862
WATER PIPE LINES	A130/52	1382
DRAIN, PIPE LINE, UNDERGROUND ELECTRIC CABLE AND TELEPHONE CABLE	A75/52	1370
SEWER PUMPING MAIN	A28/59	1708
ROAD TO DESTRUCTION OF OLD EXPLOSIVES	A58/64	1747
SETTLING DAM	59/76	427/75
GOLF COURSE	79/76	77/76
SHAFT EQUIPMENT	58/76	279/75
ROCK DUMP	130/75	50/75
SHAFT EQUIPMENT	148/74	232/74
CHILLED WATER PLANT	12/83	4/83
WATER PIPE LINE- 1 METRE	76/86	106/82
WATER PIPE LINE	125/88	180/88
ROAD, ROCK DUMP AND PUMP HOUSE	A8/63	5219
MINE ROAD TO NO. 2 HOSTEL	6/87	127/86
COAL YARD	106/85	153/85
CABLE DUCT SUB STATION TRANSFORMER	C5/57	47
EXTENSION TO RESIDENTIAL QUARTERS	249/89	0152/89
RECREATION	89/89	63/89
STORM WATER DRAIN	A105/64	1750
RAILWAY LINE, UNDERGROUND ELECTRIC CABLES ETC.	165/79	111/75
WATER PIPE LINE	245/77	264/75
UNDERGROUND ELECTRIC CABLE	A14/57	4790
COMPRESSED AIR PIPE LINE	A76/54	1559
SEWERAGE PIPE LINES AND TELEPHONE CABLES	A65/53	1388
WATER PIPE LINES AND UNDERGROUND ELECTRIC CABLES	A124/56	1591

DESCRIPTION OF RIGHTS	SRP NO.	RMT NO.
MINE ROAD	A38/57	4795
STORM WATER DRAIN	A56/58	1701
EXPLOSIVES MAGAZINE	A59/64	5451
EXPLOSIVES MAGAZINE ROAD	A94/64	1749
SLIMES DAM	192/80	329/77
SHAFT EQUIPMENT	151/80	52/75
REDUCTION WORKS	231/75	405/75
ROCK DUMP	114/75	121/75
WALKWAY FOR BLACKS	134/89	24/88
RESERVOIR AND EXTENSION TO RESERVOIR	A87/43	3852
WATER PIPE LINE	A148/43	1395
UNDERGROUND ELECTRIC CABLE AND WATER PIPELINE	A117/53	1396
STORM WATER DRAIN	A63/52	1378
RETURN SOLUTION PIPE	A189/49	1352
PUMP WATER PIPE	A209/41	1075